Barclays Bank PLC

2019 Annual

Report

on Form 20-F

1
Exhibit 12.1
CERTIFICATIONS FILED PURSUANT

TO 17 CFR

240. 13(A)

- 14(A)

I, James E Staley,

certify that:

1. I have reviewed

this annual report on

Form 20

-F

of Barclays Bank PLC;

2. Based on my knowledge,

this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under

which such statements

were made, not misleading with respect to the period

covered

by
this report;

3. Based on my knowledge,

the financial

statements, and other financial information

included in this report, fairly present in all material respects the financial condition, results of operations and cash flows

of the company as of, and for,

the periods presented in this report;

4. The company’s other certifying officer

and I are responsible for establishing and maintaining disclosure controls and procedures

(as defined in
Exchange Act Rules 13a

-15(e)

and 15d-15(e)) and internal control over

financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-
15(f)) for the company

and have:

(a) Designed such disclosure controls and procedures,

or caused such disclosure controls and procedures to be designed under our supervision, to
ensure that material information relating to

the company,

including its consolidated subsidiaries, is made known to us by others within those entities, particularly during

the period in which this report is being prepared;

(b) Designed such internal control over

financial reporting, or caused such internal control

over financial reporting to be designed under our
supervision, to provide

reasonable assurance regarding

the reliability

of financial reporting

and the preparation

of financial statements

for external
purposes in accordance

with generally accepted accounting principles;

(c) Evaluated the effectiveness of

the company’s disclosure controls and procedures

and presented in this report our conclusions about the
effectiveness of the disclosure controls and procedures,

as of the

end of the period

covered

by this report based on such evaluation; and

(d) Disclosed in this report

any change in the company’s internal control

over financial reporting

that occurred during the period covered by the
annual report

that has materially affected, or is reasonably likely to materially affect, the company’s internal control over

financial reporting; and

5. The company’s other

certifying officer and I have disclosed, based on

our most recent evaluation of internal control over

financial reporting, to
the company’s auditors and the audit committee of

the company’s board

of directors (or persons performing

the equivalent functions):

(a) All significant deficiencies and material weaknesses

in the design or operation

of internal control over

financial reporting which are reasonably
likely to adversely affect

the company’s ability to record,

process, summarize and report

financial information; and

(b) Any

fraud, whether or

not material, that

involves management or

other employees who

have a significant role in the company’s internal control
over financial reporting.

Date: February

13, 2020

/s/ James E Staley
James E Staley
Title: Chief Executive Officer
Barclays Bank PLC

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

2
I, Steven Ewart,

certify that:

1. I have reviewed

this annual report on

Form 20

-F

of Barclays Bank PLC;

2. Based on my knowledge,

this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under

which such statements

were made, not misleading with respect to the period

covered

by
this report;

3. Based on my knowledge,

the financial

statements, and other financial information

included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented

in this report;

4. The company’s other certifying officer

and I are responsible for establishing and maintaining disclosure controls and procedures

(as defined in
Exchange Act Rules 13a

-15(e)

and 15d-15(e)) and internal control over

financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-
15(f)) for the company

and have:

(a) Designed such disclosure controls and procedures,

or caused such disclosure controls and procedures to be designed under our supervision, to
ensure that material information relating to

the company,

including its consolidated subsidiaries, is made known to us by others within those entities, particularly during

the period in which this report is being prepared;

(b) Designed such internal control over

financial reporting, or caused such internal control

over financial reporting to be designed under our
supervision, to provide

reasonable assurance regarding

the reliability

of financial reporting

and the preparation

of financial statements

for external
purposes in accordance

with generally accepted accounting principles;

(c) Evaluated the effectiveness of

the company’s disclosure controls and procedures

and presented in this report our conclusions about the
effectiveness of the disclosure controls and procedures,

as of the

end of the period

covered

by this report based on such evaluation; and

(d) Disclosed in this report

any change in the company’s internal control

over financial reporting

that occurred during the period covered by the
annual report

that has materially affected, or is reasonably likely to materially affect, the company’s internal control over

financial reporting; and

5. The company’s other

certifying officer and I have disclosed, based on

our most recent evaluation of internal control over

financial reporting, to
the company’s auditors and the audit committee of

the company’s board

of directors (or persons performing

the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control

over financial reporting

which are reasonably
likely to adversely affect

the company’s ability to record,

process, summarize and report

financial information; and

(b) Any

fraud, whether or

not material, that

involves management or

other employees who

have a significant role in the company’s internal control
over financial reporting.

Date: February

13, 2020

/s/ Steven Ewart
Steven Ewart

Title: Chief Financial Officer
Barclays Bank PLC